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                                                                   EXHIBIT 10.20

                [THE MAURITIUS COMMERCIAL BANK LTD. LETTERHEAD]

Our reference: HMV/mo

16th July 2002.

The Directors,
Novel Garments Ltd.,
c/o MCB Reception Desk,
Port Louis.

For the attention of Mr. Alain Rey

Gentlemen,

Further to the recent conversations over the phone between your Mr. Alain Rey and the undersigned, we are pleased to confirm our willingness to make available to your esteemed company the facilities as shown below, on the following terms and conditions:

1) a) TERM LOAN     : A medium term loan of USD 1,750,000.

2) b) OVERDRAFT     : Up to an amount not exceeding Rs. 50M, terminating
                      existing overdraft of Rs. 150M.

3) PURPOSE          : a) Financial reconstruction.
                      b) Working Capital.

4) REPAYMENT        : a) Sixty (60) equal and consecutive monthly instalments, the first payable one month - end of month - after disbursement expected to be made on or before the 31st July 2002.
                      b) On demand and or subject to periodical review. Next
                         review 31st August 2003.

5) INTEREST         : a) At the exceptional rate of LIBOR USD 1 month + 0.75%, payable monthly.
                      b) MCB's Prime Lending Rate currently 10% p.a., subject to fluctuation.

6) FACILITY FEE     : None

7) SECURITY         : a) Existing floating charges totalling Rs. 150M., ranking pari passu with similar charges in favour of HSBC.
                      b) The existing continuing guarantee of Novel Textiles
                         Ltd. for Rs. 100M.

8) CONDITIONS       : a) As per our letter dated 26th August 1998, duly
                         acknowledged.
                      b) Standard conditions governing such facilities.

Should the above proposal meet with your approval, you are kindly invited to return to us the duplicate of this letter, duly signed.

Assuring you of our best services at all times.

Yours sincerely,

                                                                          [SEAL]

[ILLEGIBLE]                         [ILLEGIBLE]                          12/8/02